PACIFIC LIFE FUNDS SUPPLEMENT DATED APRIL 9, 2010
TO THE PROSPECTUS DATED JULY 1, 2009
This supplement revises the Pacific Life Funds prospectus dated July 1, 2009, as supplemented (together the “Prospectus”). This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.
In the “Liquidation of Certain Class A Shares” section of the prospectus supplement dated January 29, 2010, the following is added:
What does this mean for broker-controlled and networked trustee accounts?
For broker-controlled and networked trustee accounts, i.e., those that are registered or held in the name of a broker-dealer or a trustee on the books and records of Pacific Life Funds, any assets remaining in the Liquidating Funds on the Liquidation Date will be liquidated and sent to the applicable broker-dealer or trustee of record. Shareholders in these types of accounts should contact the applicable broker-dealer or trustee to obtain more information.
Form No. PLFSUP410